PayPal Funds

PayPal Money Market Fund (the “Fund”)

Supplement dated May 28, 2010 to the
Fund’s Prospectus and Statement of Additional Information (“SAI”)
each dated April 30, 2010

Capitalized terms not defined in this Supplement have the meaning assigned to them in the Prospectus and SAI.

Effective May 28, 2010, in accordance with amendments to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s Prospectus and SAI are amended as follows:

Maturity. The Master Portfolio is managed so that the dollar-weighted average maturity of all of its investments will be 60 days or less and the dollar-weighted average life to maturity of all of its investments will be 120 days or less. In addition, the Master Portfolio will not acquire any instrument with a remaining maturity of greater than 397 days. The “dollar-weighted average maturity” of the Master Portfolio is the average amount of time until the issuers of the debt securities in the Master Portfolio’s portfolio must pay off the principal amount of the debt. “Dollar-weighted” means the larger the dollar value of a debt security in the Master Portfolio, the more weight it gets in calculating this average. To calculate the dollar-weighted average maturity, the Master Portfolio may treat a variable or floating rate security under certain circumstances as having a maturity equal to the time remaining to the security’s next interest rate reset date rather than the security’s actual maturity. “Dollar-weighted average life” of the Master Portfolio’s portfolio is calculated without reference to the exceptions used in calculating the dollar-weighted average maturity for variable-rate or floating-rate securities regarding the use of interest rate reset dates.

Liquidity. The amendments to Rule 2a-7 added a “general liquidity requirement” that requires that the Master Portfolio hold securities that are sufficiently liquid to meet reasonably foreseeable interestholder redemptions in light of its obligations under section 22(e) of the 1940 Act and any commitments the Master Portfolio has made to interestholders. To comply with this general liquidity requirement, the Master Portfolio’s adviser must consider factors that could affect the Master Portfolio’s liquidity needs, including characteristics of the Master Portfolio’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly interestholder redemptions), this new provision may require the Master Portfolio to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements discussed below.

The Master Portfolio will not acquire any security other than daily liquid assets unless, immediately following such purchase, at least 10% of its total assets would be invested in daily liquid assets.  The Master Portfolio will not acquire any security other than weekly liquid assets unless, immediately following such purchase, at least 30% of its total assets would be invested in weekly liquid assets.  “Daily liquid assets” include (i) cash; (ii) direct obligations of the U.S. government; and (iii) securities that will mature or are subject to a demand feature that is exercisable and payable within one business day. “Weekly liquid assets” include (i) and (ii) above as well as (iii) U.S. government securities issued by a person controlled or supervised by and acting as an instrumentality of the U.S. government pursuant to authority granted by the U.S. Congress of  the United States, that are issued at a discount to the principal amount to be repaid at maturity and have a remaining maturity of 60 days or less; and (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

The Master Portfolio will not invest more than 5% of the value of its total assets in securities that are illiquid (i.e., securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by the Master Portfolio).

Portfolio Diversification and Quality. Rule 2a-7 under the 1940 Act presently limits investments by the Master Portfolio in securities issued by any one issuer (except for, among others, securities issued by the U.S. government, its agencies or instrumentalities or investments in First Tier Securities of a single issuer for certain temporary, limited purposes) ordinarily to not more than 5% of its total assets. In the event of investments in securities that are Second Tier Securities (as defined in the Rule) issued by a single issuer, not more than ½ of 1% of the Master Portfolio’s total assets may be invested in such Second Tier Securities. For purposes of these diversification policies, investments in a repurchase agreement will be deemed to be an investment in the underlying securities so long as, among other criteria, the securities collateralizing the repurchase agreement consist of cash items and U.S. government securities and the Master Portfolio’s adviser has evaluated the seller’s creditworthiness. In addition, Rule 2a-7 requires that not more than 3% of the Master Portfolio’s total assets be invested in Second Tier Securities and that Second Tier Securities may only be purchased if they have a remaining maturity of 45 days or less at the time of acquisition.

Suspension of Redemptions. If the Board of Trustees of MIP, including a majority of the Independent Trustees, determines that the deviation between the Master Portfolio’s amortized cost price per share and the market-based net asset value per share may result in material dilution or other unfair results, the MIP Board, subject to certain conditions, may suspend redemptions and payment of redemption proceeds in order to facilitate the permanent liquidation of the Master Portfolio in an orderly manner. If this were to occur, it would likely result in a delay in your receipt of your redemption proceeds.

The Fund’s Prospectus and SAI shall be deemed to be amended hereby so as not to be inconsistent with the foregoing.

The following information replaces the biographical information for John Mullen in the “Principal Officers” table beginning on page 17 of the SAI:

John D. Muller (1961)	Secretary and Chief Compliance Officer	Since 2001and 2009, respectively	General Counsel, PayPal, Inc. (since 2000); Chairman and Director, PayPal Asset Management, Inc. (since 2001); Interim Chief Compliance Officer of the Trust (2006-2009).

The following information replaces similar information under the heading “Compensation” on page 18 of the SAI:

The Trust pays each Disinterested Trustees an annual retainer fee equal to $4,000 plus $3,000 for each regular Board meeting attended by the Trustee in person (or $1,500, if the meeting is attended telephonically). The Trust pays each Disinterested Trustee a fee of $2,000 for each special Board or Committee meeting not held in conjunction with a regular meeting attended by the Trustee in person (or $1,000, if the special meeting is attended telephonically). In addition, the Trust pays each Disinterested Trustee a fee of $2,000 for each Fund-related meeting not held in conjunction with an official meeting attended by the Trust in person (or $1,000, if such meeting is attended telephonically). Also, the Trust pays the chair of the Board an annual fee of $10,000. In addition, the Trust reimburses each of the Disinterested Trustees for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Trustees of the Trust receive no compensation or expense reimbursement from the Trust. The following table shows each Disinterested Trustee’s compensation for the fiscal year ended December 31, 2009:

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Trust Paid to Trustees
Kevin T. Hamilton, Trustee	$8,000	None	None	$8,000
Richard D. Kernan, Trustee	$8,000	None	None	$8,000
John P. McGonigle, Trustee	$8,000	None	None	$8,000

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THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS AND SAI
FOR FUTURE REFERENCE.